UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(827) 825-4000

(827) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

During the first two months of 2014, severe weather across the United States has significantly impacted the operations of United Airlines, Inc. (“United”), a wholly-owned subsidiary of United Continental Holdings, Inc. (the “Company”). As a result of the severe weather, year-to-date, United has canceled more than 22,500 flights, the largest number of which (approximately 20,000) were regional flights. These cancellations were nearly four times the cancellations during the same period in 2013.

As a result of the severe weather, the Company now expects its first quarter 2014 capacity (system available seat miles) to be lower than the previous guidance provided in its Investor Update dated January 23, 2014, and furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated January 23, 2014. The table below includes the Company’s current first quarter 2014 capacity expectations:

First-Quarter 2014 Capacity Outlook

Year-Over-Year % Change Higher/(Lower)
Mainline	(0.4%) - 0.6%
Regional	(1.3%) - (0.3%)
Consolidated	(0.6%) - 0.4%

Due to the severe weather, United’s combined January and February 2014 month-to-date regional completion factor is 87.1%, nearly 9 points lower than its mainline completion factor, an extraordinary low level. Due to the shorter stage length of regional flights, regional passenger revenue per available seat mile (“PRASM”) is typically almost twice as high as mainline domestic PRASM. Consequently, the reduction in regional flying has had a disproportionate effect on United’s consolidated PRASM. The weather-related cancellations to date have reduced first quarter 2014 consolidated PRASM by approximately 1.5 percentage points.

Additionally, March yields have weakened, in part due to a larger than expected shift in Easter and spring break demand from March to April.

Finally, the Company periodically reviews ticket breakage rates. During the quarter, the Company decreased its estimate for future ticket breakage rates, which the Company expects will further reduce its first quarter 2014 consolidated PRASM by approximately 0.5 percentage points.

As a result of the above, the Company now expects first quarter 2014 consolidated PRASM to decrease between 0.5% and 2.5% year-over-year.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company’s current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

The Company’s actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: its ability to comply with the terms of its various financing arrangements; the costs and availability of financing; its ability to maintain adequate liquidity; its ability to execute its operational plans, including optimizing its revenue; its ability to control its costs, including realizing benefits from its resource optimization efforts, cost reduction initiatives and fleet replacement programs; its ability to utilize its net operating losses; its ability to attract and retain customers; demand for transportation in the markets in which it operates; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); its ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom the Company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and demand; its capacity decisions and the capacity decisions of its competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); labor costs; its ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with its union groups; any disruptions to operations due to any potential actions by its labor groups; weather conditions; and other risks and uncertainties set forth in the Company’s Securities and Exchange Commission (“SEC”) filings, including under Part I, Item 1A., Risk Factors, of the Company’s Form 10-K for the year ended December 31, 2013, as well as other risks and uncertainties set forth from time to time in the reports the Company files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Chris Kenny
Name:	Chris Kenny
Title:	Vice President and Controller

Date: February 27, 2014